EXHIBIT 10.54
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                             ANNIE'S HOMEGROWN, INC.

                             A DELAWARE CORPORATION

                  FIVE-YEAR NINE PERCENT (9%) SUBORDINATED NOTE

                            DUE ______________, 200_







                                                                      $1,000,000










Registered Holder:  HOMEGROWN HOLDINGS CORP.


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ANNIE'S HOMEGROWN, INC, a corporation duly organized and existing under the laws of the State of Delaware (the "Maker"), for value received, hereby promises to pay to HOMEGROWN HOLDINGS CORP. or registered assigns (the "Registered Holder") the principal sum of One Million Dollars ($1,000,000) on the fifth anniversary of the issuance of this Note, upon presentation and surrender of this Note at the office of the Maker at 395 Main Street, Wakefield, MA 01880, and to pay interest at the rate of nine percent (9 %) per annum (computed on the basis of a 360-day year of twelve 30 day months) which interest shall be due and payable semiannually on the last day of each June and December in each year commencing on the first of such dates after the date of issuance thereof, and at maturity, until paid. Payment of principal and interest shall be made at the offices of the Maker, in lawful money of the United States of America, and shall be mailed to the Registered Holder hereof at its address appearing on the books of Maker.

The rights of the Registered Holder of this Note to receive payment of any principal or interest hereon is subject and subordinate to the prior payment of the principal of, (and premium, if any) and the interest on, all other indebtedness of the Maker owing to banks or other institutional lenders, whether now outstanding or subsequently incurred, whether secured or unsecured, and any deferrals, renewals or extensions of such indebtedness or any debentures, bonds or notes evidencing such indebtedness (the "Senior Indebtedness"). Upon any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, sale of all or substantially all of the assets, dissolution, liquidation, or any other marshalling of the assets and liabilities of the Maker, or in the event this Note is declared due and payable upon the occurrence of a default as defined in this Note or in the Investment and Stock Purchase Agreement between Maker and Registered Holder (the "Stock Purchase Agreement"), then no amount shall be paid by the Maker with respect to principal and interest hereon unless and until the principal of, and interest on, all Senior Indebtedness then outstanding is paid or provided for in full (unless the holders of the Senior Indebtedness agree to payment hereon).

Maker hereby waives presentment for payment, demand, protest, Notice of Protest and Notice of Dishonor and all defenses on the ground of extension of time for the payment hereof which may be given by the Registered Holder or to anyone who has assumed responsibility for the payment of this Note, or on the ground of release or modification. Notice of election is waived by Maker. Any impairment or suspension of the Registered Holder's remedies or rights against the Maker shall not in any way affect the liability of the Maker.

If any of the following events occur ("Event of Default"), the entire unpaid principal amount of, and accrued and unpaid interest on, this Note shall immediately be due and payable:

(a) Maker fails to pay any interest when due or fails to pay the principal of this Note and accrued interest at its maturity, and such payment is not made within 10 days of receipt of notice (as required under the Stock Purchase Agreement) of such default;

(b) Maker commences any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation

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         law or statute, of any jurisdiction, whether now or subsequently in effect; or the Maker is adjudicated insolvent or bankrupt by a court of competent jurisdiction; or the Maker petitions or applies for, acquiesces in, or consents to, the appointment of any receiver or trustee of the Maker or for all or substantially all of its property or assets; or the Maker makes an assignment for the benefit of its creditors; or the Maker admits in writing its inability to pay its debts as they mature; or

(c) There is commenced against Maker any proceeding relating to Maker under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute, of any jurisdiction, whether now or subsequently in effect, and the proceeding remains undismissed for a period of sixty (60) days or the Maker by any act indicates its consent to, approval of, or acquiescence in, the proceeding; or a receiver or trustee is appointed for Maker or for all or substantially all of its property or assets, and the receivership or trusteeship remains undischarged for a period of sixty
         (60) days; or a warrant of attachment, execution or similar process is issued against any substantial part of the property or assets of Maker, and the warrant or similar process is not dismissed or bonded within sixty (60) days after the levy.

(d) Maker defaults in any of its obligations under the Stock Purchase Agreement or any if its warranties therein became materially inaccurate.

If principal or interest or any portion thereof is not paid within fifteen (15) days of the due date, the Undersigned shall pay a late payment charge in the amount of 1% for each month that payment is so overdue to the Registered Holder for the purposes of defraying the expenses incident to handling such delinquent payment. The late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by the Registered Holder due to the failure of Maker to make timely payments. The parties further agree that proof of actual damages would be costly or inconvenient. The late charge shall be paid without prejudice to the Registered Holder's right to collect other amounts provided to be paid or to declare a default under this Note or any instrument securing this Note or from exercising any of the other rights and remedies of the Registered Holder.

The Registered Holder's remedies in this Note, or any other agreement between the Maker and the Registered Holder, including but not limited to the Stock Purchase Agreement shall be cumulative and concurrent and may be pursued singularly, successively or together against the Maker, and may be exercised as often as occasion therefor shall arise. The Registered Holder shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver is in writing and signed by the Registered Holder, and then only to the extent specifically set forth therein. A waiver of any right or remedy on one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.

Maker shall have the privilege, at any time and from time to time, of prepaying the outstanding Note, either in whole or in part by payment of the principal amount of the Note, or portion thereof to be prepaid, and accrued interest thereon to the date of such prepayment without

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penalty. Any prepayment of less than the balance of principal and accrued interest on this Note shall be applied to accrued interest then principal of this Note.

If any action for the enforcement of this Note is brought or if this Note is referred for collection, the Maker promises to pay all costs, including reasonable attorney's fees including fees incurred prior to and for trial and appeal actions.

This Note is registered on the books of Maker and is transferable only by surrender thereof at the principal office of Maker, duly endorsed or accompanied by a written instrument of transfer duly executed by the Registered Holder of this Note or its attorney duly authorized in writing. Payment on account of the principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the Registered Holder.

IN WITNESS WHEREOF, ANNIE'S HOMEGROWN, INC., has caused this Note to be signed by its President and its Treasurer as of ________________, 1999.


                                            ANNIE'S HOMEGROWN, INC.


                                            By: /s/ Paul B. Nardone
                                                --------------------------
                                                Paul B. Nardone, President


By: /s/ Neil Raiff
    ---------------------
    Neil Raiff, Treasurer




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                                   ASSIGNMENT
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For Value Received, HOMEGROWN HOLDINGS CORP. hereby sell(s), assign(es) and transfer(s) to __________________________ the within Five (5) Year Nine Percent (9%) Subordinated Note, and do(es) hereby appoint Attorney to transfer this Note on the books of the ANNIE'S HOMEGROWN, INC., with full power of substitution.




Dated: ____________________                 HOMEGROWN HOLDINGS CORP.

                                            By: ____________________





NOTICE: The signature on this assignment must correspond in every particular with the name as written upon the face of this Subordinated Note.




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